SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                 DATE OF EARLIEST EVENT REPORTED: April 17, 2003



                                   MCSi, INC.
     (Exact name of registrant as specified in its articles of incorportion)



         MARYLAND                   000-21561                 31-1001529
      (State or other        (Commission file number)      (I.R.S. employer
       jurisdiction                                       identification no.)
     of incorporation)



               4751 HEMPSTEAD STATION DRIVE, DAYTON, OHIO 45429
                   (Address or principal executive offices)



                                (937) 291-8282
             (Registrant's telephone number, including area code)

ITEM 5.   OTHER EVENTS AND REQUIRED FD DISCLOSURES

On April 17, 2003, MCSi, Inc. (the "Company") announced that The Nasdaq Stock Market has furnished it with a notice of intent to delist its Common Stock due the Company's failure to comply with certain Nasdaq Marketplace Rules. The Company does not intend to appeal Nasdaq's determination.

Separately, the Company announced that it was not scheduling its 2003 annual shareholders meeting, as it continues to work with its lenders under its secured credit facility to develop a restructuring plan. As previously reported, the lenders have agreed to forbear until May 2, 2003 from exercising certain remedies available to them as a result of certain defaults under the credit facility.

A copy of the press release issued by the Company on April 17, 2003 is attached hereto as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)   Financial statements.

Not applicable.

(b)   Pro forma financial information.

Not applicable.

(c)   Exhibits.

99.1 Press Release dated April 17, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   April 18, 2003                   MCSi, INC.


                                          By:  /s/ D. Gordon Strickland
                                               ------------------------
                                               D. Gordon Strickland
                                               President and Chief Executive
                                               Officer

                                  Exhibit Index

Exhibit No.       Description
-----------       -----------

   99.1           Press Release dated April 17, 2003.